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                                                                    EXHIBIT 10.8

DATED                                                               May 18, 2005

                           ICURIE LAB HOLDINGS LIMITED

                                       and

                           CHL INVESTMENT PARTNERSHIP

                                       and

                           HANSEN GRAY & COMPANY, INC

                             REVENUE SHARE AGREEMENT

                                 TAYLOR WESSING
                                    Carmelite
                             50 Victoria Embankment
                                   Blackfriars
                                 London EC4Y 0DX

                             Tel +44 (0)20 7300 7000
                             Fax +44 (0)20 7300 7100
                                  DX 41 London

                                  Ref: SXW/MXR

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                                      INDEX

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
CLAUSE NO.                                                                                          PAGE NO.
1.    DEFINITIONS AND INTERPRETATION................................................................   1
2.    PROVISION OF FINANCIAL INFORMATION............................................................   3
3.    REVENUE SHARE.................................................................................   3
4.    TERMINATION...................................................................................   3
5.    NOTICES AND OTHER COMMUNICATIONS..............................................................   3
6.    ASSIGNMENT....................................................................................   5
7.    NO SET-OFF....................................................................................   5
8.    ENTIRE AGREEMENT..............................................................................   5
9.    GENERAL.......................................................................................   6
10.   GOVERNING LAW AND JURISDICTION................................................................   6


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THIS AGREEMENT is made on  May 18, 2005

BETWEEN

(1) ICURIE LAB HOLDINGS LIMITED (registered in England and Wales under number 05075133) the registered office of which is at 12 Plumtree Court, London EC4A 4HT (the "COMPANY");

(2) CHL INVESTMENT PARTNERSHIP the principal place of business of which is at 475-1 Gwachundong, Gwachun Shi, Gyeong Gi Do, Korea, 427-080 ("CHL"); and

(3) HANSEN GRAY & COMPANY, INC. the principal place of business which is at 3875 Johns Creek Parkway, Suite A, Suwanee, Georgia, 30024, United States ("HG").

INTRODUCTION

(A) Since the Company's incorporation on 16 March 2004 and subsequent investment by HG on 16 March 2004, HG and CHL have worked to expand the Company's business and develop certain cooling technology.

(B) On May 18, 2005, the shareholders of the Company unanimously agreed that each of CHL and HG should have the right to receive certain payments in accordance with the terms and conditions set out in this agreement.

AGREED TERMS

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      In this agreement including the introduction, capitalised terms used, have the meaning set out below:

      "ACCOUNTS" means the audited accounts of the Company for a Financial
      Period;

      "BUSINESS" means the business of the Company as carried on at today's date;

      "BUSINESS DAY" means a day other than a day that is a Saturday, Sunday or public holiday in England;

      "COMPANIES ACT" means the Companies Act 1985;

      "COMMENCEMENT DATE" means today's date;

      "CUMULATIVE REVENUE" means the aggregate of all revenue received by the Company after the date of this agreement in respect of the Business;

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      "FINANCIAL PERIOD" - means an accounting period as defined in the
      Companies Act;

      "FIRST QUALIFYING PERIOD" means the first Financial Period ending after the date of this agreement in which the Cumulative Revenue of Company is at least equal to the Qualifying Revenue Amount;

      "PAYMENTS" means any payments made to HG and CHL in accordance with the terms of this agreement;

      "QUALIFYING PERIODS" means the First Qualifying Period and/or any Subsequent Qualifying Periods;

      "QUALIFYING REVENUE AMOUNT" means US$25,000,000 (twenty five million US dollars);

      "SUBSEQUENT QUALIFYING PERIOD" means any Financial Period following the First Qualifying Period;

      "TAX" or "TAXATION" means any form of tax (including, but not limited to, income tax required to be deducted or withheld or accounted for in respect of any payment), levy, impost, duty, charge, contribution (including, but not limited to, National Insurance contributions), deduction or withholding whenever imposed, collected or assessed by, or payable to, a Tax Authority and any penalty, charge, cost and interest included in or relating to any of the above or to any obligation in respect of any of the above;

      "TAX AUTHORITY" means any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official in the United Kingdom or elsewhere; and.

      "TAXATION LIABILITY" " means the liability of the Company to make payments of, or in respect of, Tax.

1.2   Interpretation

      In this agreement:

      (a)   reference to:

            (i)   any statute or statutory provision includes a reference:

                  (A) to that statute or statutory provision as from time to time consolidated, modified, re-enacted (with or without modification) or replaced by any statute or statutory provision; and

                  (B) any subordinate legislation made under the relevant statutory provision;

            (ii) the singular includes the plural and vice versa and any gender includes other genders;

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            (iii) "THIS AGREEMENT" includes this agreement as amended or supplemented from time to time;

      (b) the table of contents and the headings to clauses and schedules are to be ignored in construing this agreement;

      (c) the words, "PARENT UNDERTAKING", "SUBSIDIARY UNDERTAKING" and "UNDERTAKING" have the meanings given to them in sections 258 and 259 of the Companies Act 1985.

2.    PROVISION OF FINANCIAL INFORMATION

2.1 Within 25 Business Days of the approval of the Accounts by the Company in general meeting the Company shall procure that a copy of the Accounts is sent to each of CHL and HG.

3.    REVENUE SHARE

3.1 When the Company achieves Cumulative Revenue equal to the Qualifying Revenue Amount, HG and CHL shall receive the following amounts payable in accordance with clause 3.2;

      (a)   in the First Qualifying Period:

            (i) in respect of CHL, 1.14% of the Cumulative Revenue minus $25,000,000 USD;

            (ii) in respect of HG, 0.86% of the Cumulative Revenue minus $25,000,000 USD;

      (b)   in any Subsequent Qualifying Period:

            (i) in respect of CHL, 1.14% of (1) the Cumulative Revenue minus $25,000,000 USD, less (2) the aggregate of Payments made in respect of previous Qualifying Periods;

            (ii) in respect of HG, 0.86% of (1) the Cumulative Revenue minus $25,000,000 USD, less (2) the aggregate of Payments made in previous Qualifying Periods.

3.2 Any amounts payable to CHL and HG pursuant to clause 3.1 shall be made within 25 Business Days of the adoption of the Accounts for the relevant Qualifying Period by bank transfer to such bank account as CHL and HG may notify to the Company in writing from time to time.

4.    TERMINATION

4.1 This agreement shall terminate when the Payments received by HG and CHL under this agreement equal in aggregate US$50,000,000 (fifty million US dollars).

5.    NOTICES AND OTHER COMMUNICATIONS

5.1 Where this agreement provides for the giving of notice or the making of any other communication, such notice or communication shall not (unless otherwise expressly provided) be effective unless given or made in writing in English in accordance with the following provisions of this clause 5.

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5.2   Any notice or communication to be given or made under or in connection with this agreement may be:

      (a)   delivered or sent by post to:

            the Company               The address set out at the front of this
                                      agreement.

            CHL The address set out at the front of this agreement.

            HG The address set out at the front of this agreement.

            or

      (b)   sent by fax, email or other electronic communication, to:

            the Company               To be provided by the Company at a later
                                      date

            CHL                       822-245-23650

            HG                        (678) 542-2100

            and shall be marked in the case of the Company for the attention of the Managing Director in the case of HG, for the attention of Alan Miller and in the case of CHL for the attention of Dr. Lee.

5.3 Any notice or other communication so delivered or sent shall (subject to the provisions of clause 5.4 (c)) be deemed to have been served at the time when it is received at the address to which it is delivered or sent except that if that time is between 5.30 p.m. on a Relevant Day and 9.00 a.m. on the next Relevant Day it shall be deemed to have been served at
      9.00 a.m. on the second of such Relevant Days.

5.4 Where a party has given notice to the others of any different address or number to be used for the purposes of this clause then such different address or number shall be substituted for that shown above.

      For the purposes of this clause:

      (a)   "POSTAL ADDRESS" means the address shown in clause 5.2(a).

      (b) "RELEVANT DAY" means any day other than a Saturday, Sunday or a day which is a public holiday at the Postal Address of the receiving party;

      (c) any reference to a time is to the time at the Postal Address of the receiving party;

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      (d)   reference to an electronic communication (including a fax) being received shall, in the case of a party which is a corporate body or partnership, mean receipt at the first device hosting electronic communication services for that corporate body or partnership at which it is received and, in the case of a party who is an individual, shall mean receipt on a device owned (or used for reading electronic communications) by the individual which receipt shall, notwithstanding the provisions of clause 5.3, and in the absence of evidence of earlier receipt, be deemed to have occurred 96 hours after sending; and

      (e) "electronic communication" has the same meaning as in the Electronic Communications Act 2000.

6.    ASSIGNMENT

6.1 CHL and HG may at any time assign or transfer its rights under this agreement to any party provided that such an assignment or transfer does not increase the Company's obligations in any way.

7.    WITHHOLDING

7.1 The Company shall be entitled to withhold and/or deduct any amounts from any payment due under this agreement in respect of Tax as are necessary to satisfy any Taxation Liability which is incurred by the Company in relation to making the Payments to HG and CHL .

8.    ENTIRE AGREEMENT

8.1 This agreement constitutes the entire agreement between the parties about the subject matter of this agreement and supersedes all earlier understandings and agreements between any of the parties and all earlier representations by any party about such subject matter).

8.2 The parties have not entered into this agreement in reliance upon any representation, warranty or promise and no such representation or warranty or any other term is to be implied in it whether by virtue of any usage or course of dealing or otherwise except as expressly set out in it.

8.3 If a party has given any representation, warranty or promise then, (except to the extent that it has been set out in this agreement) the party to whom it is given waives any rights or remedies which it may have in respect of it.

8.4 This clause shall not exclude the liability of a party for fraud or fraudulent misrepresentation or concealment or any resulting right to rescind this agreement.

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9.    GENERAL

      The Contracts (Rights of Third Parties) Act 1999

9.1 Except as provided in clause 6.1 and 9.2, a person who is not a party has no right to enforce any term of this agreement under the Contracts (Rights of Third Parties) Act 1999.

9.2 Dr. Lee may enforce the terms of this agreement on behalf of CHL Partnership notwithstanding that he is not a party.

      No Partnership

9.3 This agreement is not intended to and does not operate to create a partnership between the parties or any of them, or to authorise any party to act as agent for any other, and no party shall have authority to act in the name or on behalf of or otherwise to bind any other party.

      Variation

9.4 This agreement may only be varied in writing signed by or on behalf of each of the parties.

      Waiver and Remedies

9.5 A waiver of any term, provision or condition of, and any consent or approval granted under, this agreement will be valid only if it is in writing, signed by the party giving the waiver or granting the consent or approval. Any such waiver, consent or approval will be valid only in the particular instance and for the particular purpose for which it is given and will not constitute a waiver of any other right or remedy.

9.6 Any failure (in whole or in part) to exercise or delay in exercising any right, power or remedy ("RIGHT") available under this agreement or in law will not constitute a waiver of that or any other Right nor will any single or partial exercise of any Right preclude any other or further exercise of that or any other Right. The rights and remedies provided by this agreement are cumulative and (unless otherwise expressly stated in this agreement) and may be exercised without excluding any other rights or remedies available in law.

      Counterparts

9.7 This agreement may be executed in any number of counterparts, each of which, when executed and delivered, is an original, but all the counterparts taken together shall constitute one document. This agreement shall not take effect until all the parties have executed it.

10.   GOVERNING LAW AND JURISDICTION

10.1 This agreement (and any dispute or claim relating to it, its enforceability or its termination) is to be governed by and construed in accordance with English law.

10.2 The courts of England and Wales shall have exclusive jurisdiction to settle any dispute between the parties whether arising in connection with this agreement or otherwise. The parties to this agreement irrevocably submit to such jurisdiction and waive any objection to it, on the ground of inconvenient forum or otherwise. No party shall oppose the recognition or

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      enforcement of a judgment, order or decision of those courts in respect of any such claim or dispute by the courts of any state which, under the laws and rules applicable in that state, are competent or able to grant such recognition or enforcement.

10.3 A party may bring proceedings in the courts of any state other than England and Wales for the purpose of seeking:

      (a) an injunction, order or other non-monetary relief (or its equivalent in such other state); and/or

      (b) any relief or remedy which, if it (or its equivalent) were granted by the courts of England and Wales, would not be enforceable in such other state.

This deed has been executed and delivered as a deed on the date shown at the beginning.

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SIGNED AS A DEED                        )
for and on behalf of                    )
ICURIE LAB HOLDINGS LIMITED             )
                                                Director, Jeong Hyun  Lee

                                                /s/ Jeong Hyun Lee
                                                ---------------------------
                                                Director, Alan B. Miller

                                                /s/ Alan Miller
                                                ---------------------------

SIGNED AS A DEED                         )
for and on behalf of                     )
HANSEN GRAY & COMPANY, INC.              )
                                                Authorised signatory,
                                                David M. Walker, President

                                                /s/ David Walker
                                                ---------------------------

                                                Authorized signatory,
                                                Alan B. Miller, Director

                                                /s/ Alan Miller
                                                ---------------------------

SIGNED AS A DEED                         )
for and on behalf of                     )
CHL INVESTMENT PARTNERSHIP.              )

                                                Authorised signatory,
                                                Jeong Hyun Lee, General Partner

                                                /s/ Jeong Hyun Lee
                                                ---------------------------

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